EXHIBIT 10.1
                                                                    ------------


                 AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT
                 ----------------------------------------------


        AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of October 26, 2007, by and among Omega Wire, Inc. (successor by merger with Camden Wire Co., Inc., International Wire Rome Operations, Inc. and OWI Corporation), a Delaware corporation ("Omega"), IWG Resources, LLC, a Nevada limited liability company ("Resources"), Wire Technologies, Inc., an Indiana corporation ("Wire Technologies"), IWG High Performance Conductors, Inc. (formerly known as Phelps Dodge High Performance Conductors of SC & GA, Inc.), a New York corporation ("High Performance"; together with Omega, Resources and Wire Technologies, collectively, "Borrowers", and sometimes hereinafter collectively referred to as "Existing Borrowers"), International Wire Group, Inc., a Delaware corporation ("Parent", and sometimes hereinafter referred to as "New Borrower"), the parties to the Loan Agreement (as hereinafter defined) as lenders (each individually, a "Lender" and collectively, "Lenders") and Wachovia Capital Finance Corporation (Central), formerly known as Congress Financial Corporation (Central), an Illinois corporation, in its capacity as agent for Lenders (in such capacity, "Agent").

                              W I T N E S S E T H:
                              --------------------


        WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) have made and provided, and may hereafter make and provide, loans and advances and other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated October 20, 2004, by and among Agent, Lenders, Borrowers and Guarantors, as amended by Amendment No. 1 to Loan and Security Agreement, dated as of March 31, 2006, by Amendment No. 2 to Loan and Security Agreement, dated as of June 28, 2006, and by Amendment No. 3 to Loan and Security Agreement, dated as of August 22, 2006 (as so amended and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto (all of the foregoing, including the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements");

        WHEREAS, Existing Borrowers and Parent have requested that Agent and Required Lenders amend the Loan Agreement to provide that Parent shall become an additional Borrower under the Loan Agreement and that Agent and Lenders shall make loans and advances and provide other financial accommodations to Parent, as a Borrower, under the terms and conditions of the Loan Agreement, as amended hereby; and

        WHEREAS, by this Amendment, Agent, Required Lenders, Existing Borrowers and Parent desire and intend to evidence such amendments.

        NOW, THEREFORE, in consideration of the mutual conditions and agreements and covenants set forth herein, and for other good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.  Definitions.

        1.1 Interpretation. For purposes of this Amendment, all terms used herein shall have the respective meanings assigned thereto in the Loan Agreement, unless otherwise defined herein.

        1.2 Additional Definitions. As used herein, the following terms shall have the meanings given to them below, and the Loan Agreement is hereby amended to include, in addition and not in limitation, the following definitions:

                (a) "Amendment No. 4" shall mean Amendment No. 4 to Loan and Security Agreement, dated as of October 26, 2007, by and among Borrowers, Parent, Agent and Required Lenders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                (b)     "Amendment No. 4 Effective Date" shall mean October 26,
2007.

        1.3     Amendments to Definitions.

                (a) From and after the Amendment No. 4 Effective Date, all references to the term "Borrower" or "Borrowers" in the Loan Agreement or any of the other Financing Agreements shall be deemed and each such reference is hereby amended to include, in addition and not in limitation, Parent.

                (b) Effective as of the Amendment No. 4 Effective Date, the definition of "Guarantors" set forth in Section 1.69 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                "1.69 "Guarantors" shall mean, collectively, (a) Parent, solely with respect to all Obligations outstanding immediately prior to (but not outstanding or arising from and after) the Amendment No. 4 Effective Date, and (b) any other Person that, subsequent to the Amendment No. 4 Effective Date, guarantees the payment and performance of the Obligations (together with their respective successors and assigns); each sometimes being referred to herein individually as a "Guarantor".

Section 2. Ratification and Assumption of Obligations; Amendments to Guarantee and Financing Agreements.

        2.1 Parent hereby expressly (i) agrees to perform, comply with and be bound by, as a Borrower, all terms, conditions and covenants of the Loan Agreement and the other Financing Agreements applicable to Existing Borrowers, with the same force and effect as if Parent had originally executed and been an original Borrower signatory to the Loan Agreement and the other Financing Agreements, (ii) is deemed to make and restate as to itself, as a Borrower, and the Existing Borrowers, and is, in all respects, bound by, all representations and warranties made by Existing Borrowers to Agent and Lenders set forth in the Loan Agreement or in any of the other Financing Agreements, (iii) agrees that Agent, for itself and the benefit of Lenders, shall continue to have all rights, remedies and interests, including security interests in and liens upon the Collateral previously granted by Parent, in its capacity as Guarantor, to Agent pursuant to Section 5 of the Loan Agreement and the other Financing Agreements, as security for all Obligations of Existing Borrowers and Parent, as New Borrower, with the same force and effect as if Parent had originally executed and had been an original Borrower signatory to the Loan Agreement and the other Financing Agreements, and granted to Agent, for itself and the benefit of Lenders, security interests in and liens upon Parent's Collateral as security for all Obligations of Parent as a Borrower, (iv) assumes and agrees to be directly liable to Agent and Lenders, as a Borrower, jointly and severally with Existing Borrowers, for all Obligations under, contained in, or arising pursuant to the Loan Agreement or any of the other Financing Agreements to the same extent as if Parent had originally executed and had been an original Borrower signatory, as the case may be, to the Loan Agreement and the other Financing Agreements and (v) agrees that nothing contained in this Amendment shall release, waive, limit, impair or otherwise affect Parent's continuing liability to Agent and Lenders as a Guarantor of the payment and performance of the Obligations of the Existing Borrowers pursuant to the Guarantee, dated October 20, 2004, by the Existing Borrowers and Parent, in its capacity as Guarantor thereunder, in favor of Agent (the "Existing Guarantee"),except that, from and after the Amendment No. 4 Effective Date, Parent shall be liable to Agent and Lenders under the Existing Guarantee as a Borrower, and not as a Guarantor. By its signature below, Parent hereby becomes a party to the Loan Agreement as a Borrower.

        2.2 Each Existing Borrower, in its capacity as a Guarantor of the payment and performance of the Obligations of the other Existing Borrowers, and Parent hereby agrees that the Existing Guarantee is hereby amended to provide that Parent is a signatory thereto and liable thereunder to Agent and Lenders in its capacity as a Borrower, jointly and severally with Existing Borrowers signatories thereto. Parent hereby expressly (a) ratifies and confirms its existing liability to Agent and Lenders as Guarantor under the Existing Guarantee immediately prior to the Amendment No. 4 Effective Date, and agrees that, from and after the Amendment No. 4 Effective Date, Parent shall remain directly liable to Agent and Lenders, jointly and severally as a Borrower, jointly and severally with Existing Borrowers signatories thereto, for payment and performance of all Obligations (as defined in the Existing Guarantee), and
(b) agrees that Agent and Lenders shall have all rights, remedies and interests with respect to Parent, as a Borrower, and its property under the Existing Guarantee with the same force and effect as if Parent had originally executed and been an original party signatory to the Existing Guarantee as a Borrower (instead of as Guarantor).

Section 3. Grant of Security Interest by Parent. Without limiting the provisions of Section 2 hereof, the Loan Agreement and the other Financing Agreements, to secure payment and performance of all Obligations, and confirming and supplementing Parent's prior grants of security interests in, liens upon, and rights of set off against, Parent's Collateral pursuant to the Loan Agreement and the other Financing Agreements, Parent hereby grants to Agent, for itself and the benefit of Lenders, a continuing security interest in, a lien upon, and a right of set off against, and hereby assigns to Agent, for itself and the benefit of Lenders, as security, all (except as provided below) personal and real property and fixtures, and interests in property and fixtures, of

Parent, whether now owned or hereafter acquired or existing, and wherever located (together with all other collateral security for the Obligations at any time granted to or held or acquired by Agent or any Lender), including:

                (a)     all Accounts;

                (b) all general intangibles, including, without limitation, all Intellectual Property;

                (c) all goods, including, without limitation, Inventory and Equipment;

                (d)     all Real Property and fixtures;

                (e) all chattel paper, including, without limitation, all tangible and electronic chattel paper;

                (f) all instruments, including, without limitation, all promissory notes;

                (g)     all documents;

                (h)     all deposit accounts;

                (i) all letters of credit, banker's acceptances and similar instruments and including all letter-of-credit rights;

                (j) all supporting obligations and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Receivables and other Collateral, including (i) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, (ii) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (iii) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Receivables or other Collateral, including returned, repossessed and reclaimed goods, and (iv) deposits by and property of account debtors or other persons securing the obligations of account debtors;

                (k) all (i) investment property (including securities, whether certificated or uncertificated, securities accounts, security entitlements, commodity contracts or commodity accounts; limited, however, to
(A) all non-voting, and only 65% of the voting, issued and outstanding shares of the Capital Stock of each first-tier Subsidiary of Parent that is incorporated or formed outside of the United States of America and (B) 65% of the issued and outstanding interests in each first tier Subsidiary of Parent that is treated as a disregarded entity for U.S. federal income tax purposes that owns directly or indirectly any Capital Stock of a "controlled foreign corporation" (as described in Section 957 of the Code), and (ii) monies, credit balances, deposits and other property of Parent now or hereafter held or received by or in transit to Agent, any Lender or its Affiliates or at any other depository or other institution from or for the account of Parent, whether for safekeeping, pledge, custody, transmission, collection or otherwise;

                (l) all commercial tort claims, including, without limitation, those identified in the Supplement to Schedule 25 to the Information Certificate appended to this Amendment;

                (m) to the extent not otherwise described above, all Receivables;

                (n)     all Records; and

                (o) all products and proceeds of the foregoing, in any form, including insurance proceeds and all claims against third parties for loss or damage to or destruction of or other involuntary conversion of any kind or nature of any or all of the other Collateral.

        Notwithstanding anything to the contrary contained in this Section 3, the foregoing grant of security interest shall not attach to or encompass, and the Collateral shall not include, any lease, license, contract, property rights, Intellectual Property or agreement to which Parent is a party or any of its rights or interest thereunder if and for so long as the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of Parent therein or (ii) in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, property rights, or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity), provided however that such security interest shall attached immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and to the extent severable, shall attach immediately to any portion of such lease, license, contract, property rights, intellectual property or agreement that does not result in any of the consequences specified in (i) or (ii) above (such assets and properties being collectively referred to herein as "New Borrower Restricted Assets"); provided, that, (a) Agent, for the benefit of itself and Lenders, shall have a security interest in all proceeds at any time arising from New Borrower Restricted Assets and (b) at such time as any New Borrower Restricted Asset is no long subject to the contractual or other legal impediment to Parent's grant of a security interest therein to Agent (a " New Borrower Non-Restricted Asset"), then the Parent shall be deemed to have thereupon, without further act by Parent, Agent or Lenders, automatically granted a security interest to Agent in such New Borrower Non-Restricted Asset and such New Borrower Non-Restricted Asset shall thereupon constitute Collateral.

Section 4. Existing Borrower Acknowledgment. Each Existing Borrower hereby acknowledges, confirms and agrees that on the date hereof, the security interests in and liens upon the assets and properties of each Existing Borrower in favor of Agent, for itself and the benefit of Lenders, shall continue to be, valid and perfected first priority liens and security interests, subject only to liens, security interests and encumbrances permitted pursuant to Section 9.8 of the Loan Agreement.

Section 5. Amendment to Section 9.10 of Loan Agreement. In light of the addition of Parent as an additional Borrower as of the Amendment No. 4 Effective Date, the parties hereto agree that the restrictions on intercompany loans to Parent should be eliminated and, in order to effectuate the foregoing, Section 9.10(g) of the Loan Agreement is hereby amended by deleting Section 9.10(g)(iii) thereof in its entirety and substituting the following therefor:

                "(iii) [Intentionally Deleted];"

Section 6. Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Existing Borrowers and Parent to Agent and Lenders pursuant to the other Financing Agreements, each Existing Borrower and Parent, jointly and severally, hereby represents, warrants and covenants with and to Agent and Lenders as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof):

        6.1 Corporate Power and Authority. This Amendment and each other agreement or instrument to be executed and delivered by each Existing Borrower and Parent have been duly authorized, executed and delivered by all necessary action on the part of such Existing Borrowers and Parent which is a party hereto and thereto and, if necessary, its stockholders, and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of each Existing Borrower and Parent contained herein and therein constitute legal, valid and binding obligations of such Existing Borrower and Parent, enforceable against it in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditor's rights generally and by general principles of equity.

        6.2 Consents; Approvals. No material action of, or filing with, or consent of any Governmental Authority, and no material approval or consent of any other party, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment and the transactions contemplated hereby.

        6.3 No Event of Default. As of the date hereof, and after giving effect to the provisions of this Amendment, no Default or Event of Default, exists or has occurred and is continuing. All of the representations and warranties set forth in the Loan Agreement and the other Financing Agreements are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such date.

        6.4 Violation of Law. None of the transactions contemplated by this Amendment violate or will violate any applicable material law or regulation, or do or will give rise to a default or breach under any material agreement to which any Existing Borrower or Parent is a party or by which any material property of any Existing Borrower or Parent is bound.

        6.5 Further Assurances. Existing Borrower and Parent shall take such steps and execute and deliver, and cause to be executed and delivered, to Agent, such additional UCC financing statements, and other and further agreements, documents and instruments as Agent may require in order to more fully evidence, perfect and protect Agent's first priority security interest in the Collateral.

Section 7. Conditions Precedent. The amendments set forth herein shall be effective upon the satisfaction of each of the following conditions precedent in a manner reasonably satisfactory to Agent:

        7.1 Agent shall have received an original of this Amendment (or executed copy hereof delivered by facsimile or other electronic transmission), duly authorized, executed and delivered by Existing Borrowers, Parent and Required Lenders;

        7.2 Agent shall have received executed copies of the written consent of the board of directors of each of the Existing Borrowers and of Parent, authorizing the execution, delivery and performance of this Amendment and the transactions contemplated hereunder, in form and substance reasonably satisfactory to Agent, and

        7.3 After giving effect to the amendments provided for herein, no Default or Event of Default shall exist or have occurred.

Section 8.  Provisions of General Application.

        8.1 Effect of this Amendment. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. This Amendment represents the entire agreement and understanding concerning the subject matter hereof and thereof between the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written. To the extent of a conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

        8.2 Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Amendment.

        8.3 Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

        8.4 Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

        8.5 Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. This Amendment may be executed and delivered by telecopier or other method of electronic transmission with the same force and effect as if it were a manually executed and delivered counterpart.


                            [SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, Agent, Requisite Lenders, Borrowers and Guarantors have caused these presents to be duly executed as of the day and year first above written.

                                        EXISTING BORROWERS
                                        ------------------

                                        OMEGA WIRE, INC.
                                        IWG RESOURCES, LLC
                                        WIRE TECHNOLOGIES, INC.
                                        IWG HIGH PERFORMANCE CONDUCTORS, INC.

                                        By:  /s/  Rodney D. Kent
                                            ------------------------------------
                                            Name:  Rodney D. Kent
                                            Title: Chief Executive Officer

                                        NEW BORROWER
                                        ------------

                                        INTERNATIONAL WIRE GROUP, INC.

                                        By:  /s/  Rodney D. Kent
                                            ------------------------------------
                                            Name:  Rodney D. Kent
                                            Title: Chief Executive Officer

AGENT
-----

WACHOVIA CAPITAL FINANCE
CORPORATION (CENTRAL), formerly
known as Congress Financial Corporation
(Central), as Agent

By:  /s/  Barry Felker
    ----------------------------------------
Name:  Barry Felker
      --------------------------------------
Title: Vice-President
       -------------------------------------


LENDERS
-------

WACHOVIA CAPITAL FINANCE
CORPORATION (CENTRAL), formerly
known as Congress Financial Corporation
(Central)

By:  /s/  Barry Felker
    ----------------------------------------
Name:  Barry Felker
      --------------------------------------
Title: Vice-President
       -------------------------------------


                       [SIGNATURES CONTINUED ON NEXT PAGE]



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




                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


JPMORGAN CHASE BANK, N.A.

By:  /s/  Lynne Ciaccia
    ----------------------------------------
Name:  Lynne Ciaccia
      --------------------------------------
Title: Vice-President
       -------------------------------------



BANK OF AMERICA, N.A.

By:  /s/  Robert Anchundia
    ----------------------------------------
Name:  Robert Anchundia
      --------------------------------------
Title: Vice President
       -------------------------------------



CHARTER ONE BANK, N.A.


By:  /s/  Lindsay Kehr
    ----------------------------------------
Name:  Lindsay Kehr
      --------------------------------------
Title: Vice President
       -------------------------------------



UBS LOAN FINANCE LLC


By:  /s/  Mary E. Evans
    ----------------------------------------
Name:  Mary E. Evans
      --------------------------------------
Title: Associate Director
       -------------------------------------


By:  /s/  Irja R. Otsa
    ----------------------------------------
Name:  Irja R. Otsa
      --------------------------------------
Title: Associate Director
       -------------------------------------


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